SUPPLEMENT DATED DECEMBER 10, 2009
TO

PROSPECTUSES DATED MAY 1, 2009
FOR MFS REGATTA GOLD, MFS REGATTA PLATINUM
AND MFS REGATTA CHOICE

PROSPECTUS DATED MAY 1, 2008
FOR MFS REGATTA EXTRA

PROSPECTUSES DATED MAY 1, 2007
MFS REGATTA CHOICE II AND MFS REGATTA FLEX II

PROSPECTUS DATED JULY 18, 2006
FOR MFS REGATTA CLASSIC

PROSPECTUSES DATED MAY 1, 2006
FOR MFS REGATTA ACCESS AND MFS REGATTA FLEX FOUR

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective on February 8, 2010, the name of the following investment option will be changed:

Old Name	New Name

MFS® Global Total Return Portfolio	MFS® Global Tactical Allocation Portfolio

Please retain this supplement with your prospectus for future reference.

SLUS MFS Name Change 12/09